Intangible Assets	6 Months Ended
Jul. 31, 2026
Intangible Assets
Intangible Assets

Note 9 - Intangible Assets

	July 31,	January 31,
	2026	2026
Cost
Customer agreements and relationships	420,878	407,943
Existing technology	547,733	529,536
Trade names	13,654	13,024
Non-compete covenants	17,514	17,300
	999,779	967,803
Accumulated amortization
Customer agreements and relationships	236,338	226,397
Existing technology	400,739	384,307
Trade names	10,568	10,280
Non-compete covenants	15,175	14,750
	662,820	635,734
Net	336,959	332,069

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. The change in intangible assets during the six month period ended July 31, 2026 is primarily due to the acquisitions of OrderMine, Idelic and Drivin partially offset by amortization. The balance of the change in intangible assets is due to foreign currency translation.

Intangible assets with a finite life are amortized into income over their useful lives. Amortization expense for existing intangible assets is expected to be $337.0 million over the following periods: $37.5 million for the remainder of fiscal 2027, $67.5 million for 2028, $58.8 million for 2029, $46.7 million for 2030, $36.3 million for 2031 and $90.2 million thereafter. Expected future amortization expense is subject to fluctuations in foreign exchange rates and assumes no future adjustments to acquired intangible assets.